UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2019

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Talos Energy Inc. (the “Company”) held on May 6, 2019, the Company’s stockholders were asked to consider and vote upon the following four proposals: (1) to elect three Class I directors to serve on the Board of Directors of the Company (the “Board”) for a term of office expiring at the Company’s 2022 Annual Meeting of Stockholders, (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year, (3) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the 2018 fiscal year, as disclosed in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 3, 2019 (the “Proxy Statement”), and (4) to vote on the approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. The following are the final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Proxy Statement:

1.

The Class I directors that were up for election at the Annual Meeting were each elected for a three-year term expiring at the Company’s 2022 Annual Meeting of Stockholders, and until their successors are elected and qualified or until their earlier death, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Charles M. Sledge	43,711,110	6,842,534	1,492	1,039,087
Robert M. Tichio	43,642,907	6,911,582	647	1,039,087
Olivia C. Wassenaar	43,651,562	6,903,098	476	1,039,087

2.	Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2019 fiscal year. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
51,526,963	55,827	11,433

3.	The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers for the 2018 fiscal year was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
49,570,524	983,196	1,416	1,039,087

4.

The Company’s stockholders approved, on an advisory basis, every year as the frequency for future advisory votes on the Company’s named executive officer compensation. The voting results were as follows:

1 YEAR	2 YEARS	3 YEARS	VOTES ABSTAINED	BROKER NON-VOTES
49,233,374	308,594	1,010,673	2,495	1,039,087

More than a majority of shares voting at the Annual Meeting voted, on a non-binding advisory basis, in favor of a one-year frequency for future advisory votes on the Company’s named executive officer compensation. Consistent with this recommendation, on May 7, 2019, the Board determined that the Company will conduct future advisory votes on named executive officer compensation annually until the next required vote on the frequency of advisory voting on the Company’s named executive officer compensation is required under Section 14A of the Securities Exchange Act of 1934, as amended. The Company will re-evaluate the determination in connection with its next stockholder advisory vote regarding the frequency of future advisory votes on named executive officer compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2019

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

2